UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 1, 2022
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2022, Brixmor Property Group Inc. (the “Company”) entered into amendments to the employment agreements of each of Angela Aman, the Company’s Executive Vice President, Chief Financial Officer and Treasurer (the “Aman Amendment”) and Mark T. Horgan, the Company’s Executive Vice President and Chief Investment Officer (the “Horgan Amendment” and, together with the Aman Amendment, the “Amendments”). The Amendments extend the term of each respective officer’s employment from May 20, 2022 to May 20, 2025. The Amendments also increase the minimum amounts for each officer’s base salary, annual cash bonus payout percentages and annual equity compensation levels.

The foregoing summary of the Amendments is qualified in its entirety by each of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2022, the Company’s Board of Directors (the “Board”), upon the recommendation of its Nominating and Corporate Governance Committee, approved amended and restated bylaws of the Company (the “Bylaws”) providing for “proxy access,” pursuant to which the Company’s stockholders may include stockholder-nominated director candidates in the Company’s annual meeting proxy materials upon the satisfaction of certain requirements. The Bylaws are effective as of February 1, 2022.

Pursuant to the Bylaws, a stockholder or group of no more than 20 stockholders, owning at least 3% or more of the Company’s outstanding common stock continuously for at least 3 years, can include in the Company’s annual meeting proxy materials a number of director nominees not to exceed the greater of 2 directors or 20% of the number of directors in office, provided that the stockholder or group of stockholders and the director nominee(s) satisfy the eligibility, procedural and disclosure requirements in the proxy access bylaw. Proxy access will first be available to stockholders in connection with the Company’s 2023 annual meeting of stockholders.

The foregoing summary of the proxy access provision of the Bylaws is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K

3.1	Second Amended and Restated Bylaws of Brixmor Property Group Inc., dated as of February 1, 2022

10.1	Second Amendment to Employment Agreement, dated February 1, 2022, by and between Brixmor Property Group Inc. and Angela Aman

10.2	Second Amendment to Employment Agreement, dated February 1, 2022, by and between Brixmor Property Group Inc. and Mark T. Horgan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 4, 2022	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary